[Logo] M F S (R)
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)



[Graphic Omitted]


                              MFS(R) MUNICIPAL
                              LIMITED MATURITY FUND

                              SEMIANNUAL REPORT o OCTOBER 31, 2000

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 17
Notes to Financial Statements ............................................. 23
Trustees and Officers ..................................................... 29

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE

--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
If you've been reading our fund reports for any length of time, you've probably sensed the pride we have in our research process. More than anything else, we think MFS Original Research(R) -- and the performance results it has yielded for shareholders -- makes us unique among investment management companies. We think that uniqueness stems from three factors: philosophy, process, and people.

PHILOSOPHY
In over 75 years of managing mutual funds, we've developed a number of beliefs about the best ways to invest over a variety of market conditions. First, we believe in bottom-up research, which means we use a company-by-company, one-security-at-a-time approach to building a portfolio. What we look for is the truth about the fundamentals of a company's business -- things such as the ability of management to execute its business plan, the ability of that plan to be scaled up as the company grows, actual demand for the company's products and services, cash flow, profits, and earnings.

Second, we believe that, over the long term, stock prices follow earnings. In our view, stock prices are basically a multiple of projected earnings, with the multiple increasing as the market perceives that a company has something customers want and will continue to want. One of the major elements of Original Research(SM) is doing our best to project a company's future earnings and determine how much the market will pay for those earnings.

Third, we believe there are at least three ways to potentially achieve competitive long-term performance: be early, uncover second chances, and avoid mistakes. All of these are based on bottom-up research. In both domestic and international markets, early discovery has historically been a hallmark of our investment style. Some of the stocks with which MFS has been most successful are those in which we've taken large positions before the market discovered or believed in them. Similarly, some of our best fixed-income investments have been early positions in companies or governments that our research revealed were potential candidates for credit upgrades. (A credit upgrade causes the value of a bond to rise because it indicates the market has increased confidence that principal and interest on the bond will be repaid.)

"Second-chance" opportunities are companies whose stock prices have stumbled but that we believe still have the potential to be market leaders. For example, a quarterly earnings shortfall of a few cents may cause the market to temporarily lose confidence in a company. If we believe the business remains fundamentally strong, we may use the price decline as a buying opportunity.

Avoiding mistakes is another way we feel Original Research may help performance. In fixed-income investing this means, among other things, trying to be better than our peers at avoiding bond issuers that may default. In equity investing, avoiding mistakes means we strive to know a company and its industry well enough to distinguish truth from hype.

PROCESS
We acquire our information firsthand, by researching thousands of companies to determine which firms may make good investments. Our analysis of an individual company may include
  o face-to-face contact with senior management as well as frontline workers
  o analysis of the company's financial statements and balance sheets
  o contact with the company's current and potential customers
  o contact with the company's competitors
  o our own forecasts of the company's future market share, cash flow, and earnings

Our analysts and portfolio managers disseminate this information in the form of daily notes e-mailed worldwide to all members of our investment team. This ensures that our best ideas are shared throughout the company, without barriers between equity and fixed-income, international and domestic, or value and growth investment areas. We believe this allows each of our portfolio managers -- and thus each of our investors -- to potentially benefit from any relevant item of Original Research.

John Ballen, our President and Chief Investment Officer, has often said that the thought he hopes managers will have when they read the daily notes is, "I could never perform as well at any other investment company, because nowhere else could the quality of the research be this good."

PEOPLE
Our team of research analysts and portfolio managers traces its roots back to 1932, when we created one of the first in-house research departments in the industry. Today, we believe we have an investment team distinguished for its unique blend of talent, continuity, and cohesiveness.

MFS' team culture and commitment to quality research have proven to be of tremendous value in attracting some of the best and brightest talent from leading business schools and from other investment management companies. Our company culture was a key factor in our recognition by Fortune magazine in its January 10, 2000, issue as one of the "100 Best Companies to Work For" in America. As befits a great team, our people have tended to stick around -- the average MFS tenure of our portfolio managers is 11 years, with over 16 years in the investment industry. Contributing to this continuity is our policy that all equity portfolio managers are promoted from within, after distinguishing themselves first as research analysts. And because many of us who are now managing funds or managing the company itself have been working together for well over a decade, we have a cohesiveness, a shared philosophy of investing, and a unity of purpose that we believe bodes well for the future of the company.

We also have scale. Our research analyst team is over 55 members strong and growing. Each analyst is our in-house expert on a specific industry or group of industries in a specific region of the globe. In pursuing their research, our analysts and portfolio managers each year will visit more than 2,000 companies throughout the world, meet with representatives from more than 3,000 companies at one of our four worldwide offices, attend roughly 5,000 company presentations sponsored by major Wall Street firms, and consult with over 1,000 analysts from hundreds of U.S. and foreign brokerage houses.

All of this culminates in our analysts making buy and sell recommendations on a wide range of potential investments for all of our portfolios. In the end, the goal of Original Research is to try to give our portfolio managers an advantage over their peers -- to enable our managers to deliver competitive performance by finding opportunities before they are generally recognized by the market, and by avoiding mistakes whenever possible. Original Research does, we believe, make a difference.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

November 16, 2000

A prospectus containing more complete information on any MFS product, including charges and expenses, can be obtained from your investment professional. Please read it carefully before you invest or send money. Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

For the six months ended October 31, 2000, Class A shares of the fund provided a total return of 3.79%, Class B shares 3.38%, and Class C shares 3.35%. These returns include the reinvestment of any distributions but exclude the effects of any sales charges and compare to returns of 3.57% and 4.54%, respectively, over the same period for the fund's benchmarks, the Lehman Brothers Municipal Bond Three-Year and Five-Year indices. These are unmanaged indices of investment-grade, fixed-rate municipal bonds. During the same period, the average short/intermediate-term municipal debt fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 3.45%.

Q.  WHAT IS THE GOAL OF THE FUND?

A. Our long-term goal is to provide shareholders with a higher level of after-tax income than a money market fund, with relatively low share price volatility. Although this fund will necessarily have more price volatility than a money market fund, which has historically maintained a fixed share price, we try to have less volatility than a longer-term municipal portfolio. We try to achieve an average bond maturity (time remaining to redemption) of five years or less because, historically bonds with shorter maturities have tended to be less volatile. So although our shareholders will experience up and down price movements over shorter terms, we try to provide longer-term total returns that outperform money market investments.

Q.  DID THE ENVIRONMENT FOR BOND INVESTING CHANGE DURING THE PERIOD?

A. Yes, we've seen a dramatic change from the market conditions of six months ago. In early May, we were in the midst of a bear market for bonds. Rates had risen dramatically over the previous nine months, due largely to several Federal Reserve Board (the Fed) rate increases, and the market expected further increases over the course of 2000. The Fed did indeed raise rates another 50 basis points (0.5%) in May, and gross domestic product (GDP) growth in the second quarter was still high -- over 5%, annualized.

    But late in the second quarter and into the third quarter, signs began to emerge that the economy was slowing, and concerns about higher inflation and further Fed rate increases began to recede. GDP growth in the third quarter declined to under 3%, which falls within the range that economists and Fed Chairman Alan Greenspan have previously talked about as long-term, sustainable, noninflationary growth. And although we've had oil prices spike to their highest level since the Gulf War, the effect has not been as inflationary as many had feared. The prevailing view seems to be that higher gas prices have served as a tax on consumers and made them rein in spending, contributing to a "soft landing" for the economy. So over the past six months we've seen a 180-degree turn in market conditions to a more favorable environment for fixed income investing; investors seem optimistic that growth will remain in a relatively noninflationary 2% to 312% range and there is even some expectation that the Fed could begin easing rates next year.

Q. HOW WERE THESE CHANGES IN THE MARKET ENVIRONMENT REFLECTED IN YOUR MANAGEMENT OF THE PORTFOLIO?

A. To answer that question, it's first necessary to explain that the main driver of performance in a short/intermediate fund such as ours has been quantitative analysis of the yield curve. The yield curve for municipal bonds shows the relationship between yield (interest rate) and time remaining to maturity. In general, bonds with more time remaining to maturity have tended to pay higher interest rates but can also be more volatile. We try to maintain an average maturity in this portfolio of five years or less, and we have achieved that by balancing investments in longer- and shorter-term bonds. A key element of our strategy has been to use quantitative analysis to determine the areas of the yield curve that we believe offer investors an optimum balance of yield and volatility -- and combining investments in those areas to achieve the five-year-or-under average maturity.

    As the period progressed and interest rates began to ease, we saw opportunity in the shorter and longer parts of the yield curve, and we moved to what's known as a barbell strategy, with strong weightings in the one-totwo-year and the six- to seven-year areas of the curve, but with little in between. We also have some holdings in the 15- to 20-year part of the curve, which we think is very attractive. Our average maturity was still under five years, and we have used our analysis to try to maximize return for investors.

Q.  WHAT OTHER FACTORS AFFECTED PERFORMANCE?

A. In this type of fund, another major driver of performance has been credit quality. A lower-quality bond should offer a higher yield to compensate for taking on greater risk; in our portfolio, which invests only in investment-grade bonds (bonds rated "BBB" and above by the major rating agencies), lower credit quality means bonds rated "A" or "BBB." We use our Original Research(SM) process -- which we believe is adept at finding opportunities, evaluating credit risk, and avoiding defaults -- to find lower- as well as higher-rated bonds that we feel can add to performance at a reasonable level of risk.

    Our research analysts have found credit opportunities in several sectors, including general obligation and health care. General obligation bonds are backed by the full faith and credit of the issuing government, which generally has unlimited power to tax its constituents to pay debt service on its bonds. Because our healthy economy has led to strong state and local tax revenues nationwide, the general obligation sector has performed quite well.

    We've also added to the health care sector over the past six months. Because of some high-profile hospital and nursing home problems and reductions in Medicare funding, yields in this sector have climbed significantly in comparison to higher-quality issues, providing us with an opportunity to add incremental yield to the portfolio. Although the health care sector is challenging, we think that we could potentially reap significant gains for investors through individual security selection. The key is finding the financially healthy issuers and avoiding defaults and credit problems. This is where we think the quality of our in-house Original Research -- which may include meetings with hospital or nursing home managements, meetings with employees and competitors, and intense financial and competitive analysis -- gives us an edge.

/s/   Michael L. Dawson                     Geoffrey L. Schechter

      Michael L. Dawson                     Geoffrey L. Schechter
      Portfolio Manager                     Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' PROFILES
--------------------------------------------------------------------------------

MICHAEL L. DAWSON IS ASSISTANT VICE PRESIDENT AND A PORTFOLIO MANAGER OF ALL STATE MUNICIPAL BOND FUNDS AT MFS INVESTMENT MANAGEMENT(R). HE ALSO MANAGES OTHER NATIONAL MUNICIPAL BOND PORTFOLIOS. HE JOINED MFS IN 1998 AND WAS NAMED ASSISTANT VICE PRESIDENT AND PORTFOLIO MANAGER IN 1999. PRIOR TO JOINING MFS, MICHAEL WORKED IN INSTITUTIONAL SALES -- FIXED INCOME FOR FIDELITY CAPITAL MARKETS AND GOLDMAN SACHS. PRIOR TO THAT, HE WAS A RESEARCH ANALYST IN THE MUNICIPAL BOND GROUP AT FRANKLIN TEMPLETON. HE IS A GRADUATE OF SANTA CLARA UNIVERSITY AND RECEIVED AN M.B.A. DEGREE FROM BABSON COLLEGE IN MAY 1999.

GEOFFREY L. SCHECHTER, CFA, CPA, IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND A PORTFOLIO MANAGER OF OUR MUNICIPAL BOND FUNDS. HE JOINED MFS AS INVESTMENT OFFICER IN 1993 AFTER WORKING AS A MUNICIPAL CREDIT ANALYST WITH A MAJOR INSURANCE COMPANY. HE WAS NAMED PORTFOLIO MANAGER IN 1993, ASSISTANT VICE PRESIDENT IN 1994, AND VICE PRESIDENT IN 1995. GEOFF IS A GRADUATE OF THE UNIVERSITY OF TEXAS AND HAS AN M.B.A. DEGREE FROM BOSTON UNIVERSITY. HE IS A CHARTERED FINANCIAL ANALYST (CFA) AND A CERTIFIED PUBLIC ACCOUNTANT (CPA).

ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

OBJECTIVE:             SEEKS AS HIGH A LEVEL OF CURRENT INCOME EXEMPT FROM
                       FEDERAL INCOME TAXES AS IS CONSIDERED CONSISTENT WITH
                       PRUDENT INVESTING WHILE SEEKING PROTECTION OF
                       SHAREHOLDERS' CAPITAL.

COMMENCEMENT OF
INVESTMENT OPERATIONS: MARCH 17, 1992

CLASS INCEPTION:       CLASS A  MARCH 17, 1992
                       CLASS B  SEPTEMBER 7, 1993
                       CLASS C  JULY 1, 1994

SIZE:                  $52.3 MILLION NET ASSETS AS OF OCTOBER 31, 2000

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including the reinvestment of dividends. (See Notes to Performance Summary).

TOTAL RATES OF RETURN THROUGH OCTOBER 31, 2000

CLASS A
                                                    6 Months        1 Year       3 Years       5 Years         Life*
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge        +3.79%        +5.07%       +10.94%       +19.78%       +44.67%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       --         +5.07%       + 3.52%       + 3.68%       + 4.37%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       --         +2.44%       + 2.65%       + 3.15%       + 4.07%
--------------------------------------------------------------------------------------------------------------------

CLASS B
                                                    6 Months        1 Year       3 Years       5 Years         Life*
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge        +3.38%        +4.22%        +8.35%       +15.20%       +36.52%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       --         +4.22%        +2.71%       + 2.87%       + 3.68%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       --         +0.22%        +1.77%       + 2.52%       + 3.68%
--------------------------------------------------------------------------------------------------------------------

CLASS C

                                                    6 Months        1 Year       3 Years       5 Years         Life*
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge        +3.35%        +4.18%        +8.14%       +14.80%       +37.19%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       --         +4.18%        +2.64%       + 2.80%       + 3.73%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       --         +3.18%        +2.64%       + 2.80%       + 3.73%
--------------------------------------------------------------------------------------------------------------------
*For the period from the commencement of the fund's investment operations, March 17, 1992, through October 31, 2000.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 2.50% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months.

Class B and C share performance include the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF OCTOBER 31, 2000

QUALITY RATINGS
Source: Standard & Poor's and Moody's

                  "AAA"                    48.4%
                  "AA"                     22.7%
                  "A"                      14.8%
                  "BBB"                    12.3%
                  Other                     1.8%

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- October 31, 2000

Municipal Bonds - 96.7%
--------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
ISSUER                                                             (000 OMITTED)             VALUE
--------------------------------------------------------------------------------------------------
General Obligation - 25.0%
  Allen County, IN, Jail Building Corp., 5.75s, 2009                     $   235       $   250,376
  Berks County, PA, FGIC, 5.95s, 2002                                        500           515,005
  Bloomington, MN, Independent School District, 5.25s, 2011                  500           514,470
  Central Falls, RI, Asset Guaranty, ASST GTY, 5.5s, 2005                    440           453,847
  Clackamas County, OR, School District, 6s, 2011                            315           343,177
  Commonwealth of Massachusetts, 5.75s, 2005                                 500           523,635
  Commonwealth of Massachusetts, 6s, 2011                                    310           339,338
  Henderson, NV, Parks and Recreation, FGIC, 6s, 2006                        340           362,916
  Indianapolis, IN, Local Public Improvement Bond Bank, 6.25s, 2001        1,000         1,002,740
  Jefferson County, KY, FSA, 0s, 2004                                      1,000           837,580
  Kauai County, HI, FGIC, 6.25s, 2019                                        375           397,234
  Lawrence, MA, AMBAC, 9.7s, 2001                                          1,000         1,019,170
  Macon County and Decatur, IL, FGIC, 6.5s, 2005                             325           347,457
  Manistee, MI, Public Schools, FGIC, 5.15s, 2010                            100           102,574
  Mauston, WI, Joint School District, FGIC, 5.55s, 2005                      500           517,315
  Montgomery County, MD, 5.375s, 2005                                        500           516,350
  New York City, NY, 5s, 2001                                                135           135,725
  New York City, NY, 6.125s, 2001                                            490           496,355
  New York City, NY, 5.7s, 2002                                              500           510,005
  New York City, NY, 5.3s, 2003                                              500           509,665
  North Slope Borough, AK, MBIA, 0s, 2001                                    600           595,548
  Norwin, PA, School District, FGIC, 6s, 2020                                250           259,693
  Oconto Falls, WI, Public School District, FSA, 5.25s, 2007                 500           519,515
  Round Rock, TX, Independent School District, 6.5s, 2011                    500           559,900
  State of Mississippi, 5.5s, 2006                                           250           261,225
  State of South Carolina, 5.75s, 2007                                       500           530,160
  Taylor, MI, Building Authority, AMBAC, 5.5s, 2010                          500           526,565
  Wisconsin Housing & Economic Development, AMBAC, 4.9s, 2005                160           162,190
                                                                                       -----------
                                                                                       $13,109,730
--------------------------------------------------------------------------------------------------
State and Local Appropriation - 13.7%
  Florida State Board of Education, Lottery Rev., FGIC, 5.5s, 2011       $   150       $   157,589
  Indiana Bond Bank Rev., AMBAC, 5.3s, 2007                                  350           361,553
  Michigan Building Authority Rev., 6.2s, 2002                             1,000         1,031,310
  New York Urban Development Corp. Rev., 6s, 2002                          1,000         1,016,490
  New York Urban Development Corp. Rev., AMBAC, 5.4s, 2006                 1,000         1,038,790
  New York Urban Development Corp. Rev. (Correctional
    Facilities), 5.5s, 2001                                                1,000         1,001,660
  Ohio Building Authority, Adult Correctional Facilities,
    5.75s, 2008                                                              425           453,747
  Ohio Building Authority, State Facilities Administration
    Building, 5.375s, 2013                                                 1,000         1,023,800
  State of Oregon, AMBAC, 5.5s, 2008                                         500           523,430
  State of Utah, Building Ownership Authority Lease Rev.,
    FSA, 0s, 2005                                                            685           548,438
                                                                                       -----------
                                                                                       $ 7,156,807
--------------------------------------------------------------------------------------------------
Refunded and Special Obligations - 5.4%
  Delaware County, IN, Hospital Authority (Ball Memorial
    Hospital), AMBAC, 6.625s, 2001                                       $   500       $   507,540
  Indiana Health Facility Hospital Rev. (Sisters of St.
    Francis Health), MBIA, 5s, 2002                                            5             5,054
  Michigan Building Authority Rev., 5.4s, 2002                               375           388,478
  Michigan Hospital Finance Authority Rev. (Genesys Health
    System), 5.5s, 2007                                                      750           788,632
  Milwaukee, WI, Metropolitan Sewage District, 6.7s, 2001                    500           510,495
  New York City, NY, 6.125s, 2001                                            110           111,487
  State of Mississippi, 6.2s, 2008                                           455           494,144
                                                                                       -----------
                                                                                       $ 2,805,830
--------------------------------------------------------------------------------------------------
Airport and Port Revenue - 0.5%
  Cleveland, OH, Airport Systems Rev., FSA, 5.5s, 2008                   $   250       $   259,250
--------------------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 8.2%
  American Public Energy Agency, Gas Supply Rev. (Nebraska
    Public Gas Agency), AMBAC, 5s, 2007                                  $   500       $   488,270
  Intermountain Power Agency, UT, Power Supply Rev., FSA,
    5.25s, 2001                                                              500           502,720
  Lower Colorado River Authority, TX, FSA, 5.5s, 2008                        600           628,230
  Memphis, TN, 5.8s, 2003                                                    500           513,730
  Oklahoma Development Finance Authority (Public Service
    Co. of Oklahoma), 4.875s, 2014                                         1,000           995,590
  Sacramento, CA, Municipal Utility District Electric
    Rev., FGIC, 6s, 2001                                                     620           629,275
  State of Wisconsin, 6s, 2004                                               500           524,505
                                                                                       -----------
                                                                                       $ 4,282,320
------------------------------------------------------------------------------------------------
Health Care Revenue - 8.7%
  Baxter County, AR, Hospital Rev., 4.7s, 2005                           $   320       $   298,470
  Colorado Health Facilities Authority Rev. (National
    Benevolent Assn.), 4.5s, 2002                                            280           276,139
  Delaware County, PA, Hospital Rev. (Crozer-Chester
    Medical Center), 4.75s, 2005                                             500           468,445
  Denver, CO, Health & Hospital Rev., 5.125s, 2006                           200           191,504
  Iowa Finance Authority, Health Care Facilities (Genesis
    Medical Center), 6s, 2010                                                210           217,085
  Kentucky Economic Development Finance Authority (Norton
    Healthcare, Inc.), 6.125s, 2010                                          150           149,340
  Marion County, FL, Hospital District Rev., Health Systems,
    4.75s, 2005                                                              500           483,830
  Maryland Health and Higher Educational Facilities
    (University of Maryland), 6s, 2002                                       250           251,700
  Massachusetts Development Finance Agency, 5.75s, 2006                      260           265,252
  Massachusetts Health & Education Facilities Authority
    (Jordan Hospital), 4.8s, 2006                                            600           564,270
  Missouri Health & Educational Facilities Authority Rev.
    (Freeman Health Systems), 4.65s, 2003                                    450           439,308
  Richland County, OH, Hospital Facilities, 5.4s, 2003                       200           200,438
  Steubenville, OH, 5.7s, 2010                                               220           219,107
  Stillwater, OK, Medical Center Authority (Stillwater
    Medical Center), 5.55s, 2001                                             170           170,190
  Waco, TX, Health Facilities Development Corp. (Ascension
    Health), 5.5s, 2009                                                      250           250,253
  West Virginia Hospital Finance Authority, Charleston
    Area Medical Center, 6.5s, 2005                                          100           103,459
                                                                                       -----------
                                                                                         4,548,790
--------------------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 1.2%
  Dallas Fort Worth, TX International Airport (AMR Corp.),
    5.95s, 2029                                                          $   250       $   252,930
  De Soto Parish, LA, Pollution Control Rev. (International
    Paper Co.), 5.05s, 2002                                                  350           350,739
                                                                                       -----------
                                                                                       $   603,669
--------------------------------------------------------------------------------------------------
Insured Health Care Revenue - 1.5%
  Illinois Health Facilities Authority Rev. (Childrens
    Memorial Hospital), AMBAC, 5.75s, 2011                               $   250       $   262,300
  Oklahoma State Development Finance Authority, Oklahoma
    Hospital Assn., AMBAC, 5.25s, 2004                                       250           253,565
  St. Cloud, MN, Health Care Rev. (St. Cloud Hospital), FSA,
    5.5s, 2006                                                               260           269,771
                                                                                       -----------
                                                                                       $   785,636
--------------------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 5.1%
  Alaska Housing Finance Corp., MBIA, 4.55s, 2002                        $   335       $   335,647
  Massachusetts Housing Finance Agency, MBIA, 5.35s, 2010                    130           133,784
  Panhandle, TX, Regional Housing Finance, 5.75s, 2003                       205           206,933
  Rhode Island Housing & Mortgage Finance Corp., AMBAC,
    5.15s, 2001                                                            1,000         1,004,790
  Rhode Island Housing & Mortgage Finance Corp., AMBAC,
    5.25s, 2002                                                            1,000         1,010,380
                                                                                       -----------
                                                                                       $ 2,691,534
--------------------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 4.7%
  Chicago, IL, AMBAC, 0s, 2006                                            $1,000       $   742,980
  Denver, CO, City & County Excise Tax, FSA, 5.25s, 2008                     500           517,510
  District of Columbia, Redevelopment Land Agency, 5.625s, 2010              200           201,098
  Virgin Islands Public Finance Authority, 5.5s, 2005                      1,000         1,015,450
                                                                                       -----------
                                                                                       $ 2,477,038
--------------------------------------------------------------------------------------------------
Single Family Housing Revenue - 7.2%
  Chicago, IL, Single Family Mortgage Rev., GNMA, 5.4s, 2010             $   150       $   150,329
  Colorado Housing Finance Authority, 7.25s, 2010                            535           591,994
  Colorado Housing Finance Authority, 6.7s, 2016                             250           272,620
  Colorado Housing Finance Authority, 8.4s, 2021                             200           220,912
  Ohio Housing Finance Agency, Single Family Mortgage
    Rev., GNMA, 5.45s, 2006                                                  500           515,035
  Oklahoma Housing Development Authority Revenue, Lease
    Purchase Program, 5.1s, 2005                                             200           199,738
  Oklahoma Housing Finance Agency, GNMA, 7.6s, 2015                          350           391,002
  San Bernardino County, CA, GNMA, 6.45s, 2020                               500           548,660
  South Dakota Housing Development Authority, 5.65s, 2011                    250           255,560
  Wyoming Community Development Authority, Housing Rev., 5s, 2006            600           606,240
                                                                                       -----------
                                                                                       $ 3,752,090
--------------------------------------------------------------------------------------------------
Solid Waste Revenue - 0.9%
  Massachusetts Industrial Finance Agency (Ogden
    Haverhill), 5.15s, 2007                                              $   500       $   482,045
--------------------------------------------------------------------------------------------------
Student Loan Revenue - 2.3%
  Alaska Student Loan Corp. Rev., AMBAC, 5s, 2003                        $   400       $   401,256
  Louisiana Public Facilities Authority (Student Loan Rev.),
    6.5s, 2002                                                               770           783,999
                                                                                       -----------
                                                                                       $ 1,185,255
--------------------------------------------------------------------------------------------------
Turnpike Revenue - 4.8%
  Denver, CO, City & County Airport Rev., MBIA, 6s, 2006                  $1,000       $ 1,064,720
  New Mexico State Highway Commission, 5.5s, 2006                            430           449,268
  Orlando & Orange County, FL (Expressway Florida), FGIC,
    5.636s, 2004(++)                                                       1,000         1,019,620
                                                                                       -----------
                                                                                       $ 2,533,608
--------------------------------------------------------------------------------------------------
Universities - 2.9%
  District of Columbia (Georgetown University), MBIA,
    5.5s, 2001                                                           $   500       $   502,270
  Metropolitan Nashville, TN (Vanderbilt University),
    5.25s, 2001                                                              500           502,360
  New Hampshire Health and Education (Derryfield School),
    6.5s, 2010                                                               200           206,094
  State of New Hampshire, Higher Education & Health (New
    Hampshire College), 5.65s, 2003                                          320           324,058
                                                                                       -----------
                                                                                       $ 1,534,782
--------------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 3.8%
  Fort Worth, TX, Water and Sewer Rev., 5.5s, 2004                        $1,000       $ 1,028,900
  Philadelphia, PA, Water & Sewer Rev., MBIA, 0s, 2002                       500           457,695
  Seattle, WA, Water Systems Rev., 5s, 2008                                  475           482,234
                                                                                       -----------
                                                                                       $ 1,968,829
--------------------------------------------------------------------------------------------------
Other - 0.8%
  Phoenix, AZ, Civic Improvement, AMBAC, 5.5s, 2007                      $   250       $   262,455
  Suffolk County, NY, Judicial Facilities (John P. Cohalan
    Complex), AMBAC, 5.75s, 2011                                             160           171,675
                                                                                       -----------
                                                                                       $   434,130
--------------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $50,241,094)                                   $50,611,343
--------------------------------------------------------------------------------------------------
Floating Rate Demand Notes - 4.2%
--------------------------------------------------------------------------------------------------
  Gulf Breeze, FL, due 11/01/00                                              100       $   100,000
  Harris County, TX, Hospital Rev. (Methodist Hospital),
    due 11/01/00                                                             400           400,000
  Hillsborough County, FL, Pollution Control Rev. , due
    11/01/00                                                                 100           100,000
  Massachusetts Water Resources Authority, due 11/01/00                      100           100,000
  New York City, NY, due 11/01/00                                            300           300,000
  Sevier County, TN, Public Building Authority, due 11/01/00                 250           250,000
  Sevier County, TN, Public Building Authority, due 11/02/00                 850           850,000
  Uinta County, WY, Pollution Control Rev. (Chevron), due 11/01/00           100           100,000
--------------------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                                   $ 2,200,000
--------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $52,441,094)                                       $52,811,343
Other Assets, Less Liabilities - (0.9%)                                                   (465,615)
--------------------------------------------------------------------------------------------------
Net assets - 100.0%                                                                    $52,345,728
--------------------------------------------------------------------------------------------------
(++)Inverse floating rate security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
---------------------------------------------------------------------------
OCTOBER 31, 2000
---------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $52,441,094)         $52,811,343
  Cash                                                               3,037
  Receivable for investments sold                                  115,000
  Receivable for fund shares sold                                   43,689
  Interest receivable                                              724,664
  Other assets                                                         383
                                                               -----------
      Total assets                                             $53,698,116
                                                               -----------
Liabilities:
  Distributions payable                                        $    48,034
  Payable for investments purchased                              1,190,943
  Payable for fund shares reacquired                               101,597
  Payable to affiliates -
    Management fee                                                     430
    Reimbursement fee                                                7,956
    Distribution and service fee                                     3,428
                                                               -----------
      Total liabilities                                        $ 1,352,388
                                                               -----------
Net assets                                                     $52,345,728
                                                               ===========
Net assets consist of:
  Paid-in capital                                              $53,431,511
  Unrealized appreciation on investments                           370,249
  Accumulated net realized loss on investments                  (1,479,406)
  Accumulated undistributed net investment income                   23,374
                                                               -----------
      Total                                                    $52,345,728
                                                               ===========
Shares of beneficial interest outstanding                       7,008,645
                                                                =========
Class A shares:
  Net asset value per share
    (net assets of $42,603,054 / 5,703,155 shares of
     beneficial interest outstanding)                            $7.47
                                                                 =====
  Offering price per share (100 / 97.5 of net asset value
     per share)                                                  $7.66
                                                                 =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $6,576,223 / 881,676 shares of beneficial
     interest outstanding)                                       $7.46
                                                                 =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $3,166,451 / 423,814 shares of beneficial
     interest outstanding)                                       $7.47
                                                                 =====

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
SIX MONTHS ENDED OCTOBER 31, 2000
------------------------------------------------------------------------------

Net investment income:
  Interest income                                              $  1,314,944
                                                               ------------
  Expenses -
    Management fee                                             $    104,304
    Trustees' compensation                                            4,346
    Shareholder servicing agent fee                                  26,008
    Distribution and service fee (Class A)                           31,565
    Distribution and service fee (Class B)                           32,773
    Distribution and service fee (Class C)                           15,490
    Administrative fee                                                4,551
    Custodian fee                                                    14,229
    Printing                                                         19,392
    Postage                                                           1,201
    Auditing fees                                                    13,460
    Legal fees                                                          190
    Registration fees                                                25,547
    Miscellaneous                                                     7,637
                                                               ------------
      Total expenses                                           $    300,693
    Fees paid indirectly                                             (6,694)
    Reduction of expenses by investment adviser                     (32,136)
                                                               ------------
      Net expenses                                             $    261,863
                                                               ------------
        Net investment income                                  $  1,053,081
                                                               ------------
Realized and unrealized gain (loss) on investments:
  Realized loss on investment transactions
     (identified cost basis)                                   $   (106,685)
  Change in unrealized appreciation on investments                  932,373
                                                               ------------
      Net realized and unrealized gain on investments          $    825,688
                                                               ------------
        Increase in net assets from operations                 $  1,878,769
                                                               ============

See notes to financial statements.

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------
                                                               SIX MONTHS ENDED                YEAR ENDED
                                                               OCTOBER 31, 2000            APRIL 30, 2000
                                                                    (UNAUDITED)
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                            $  1,053,081              $  2,150,180
  Net realized loss on investments                                     (106,685)                 (805,029)
  Net unrealized gain (loss) on investments                             932,373                (1,342,385)
                                                                   ------------              ------------
      Increase in net assets from operations                       $  1,878,769              $      2,766
                                                                   ------------              ------------
Distributions declared to shareholders -
  From net investment income (Class A)                             $   (880,278)             $ (1,751,231)
  From net investment income (Class B)                                 (115,352)                 (261,029)
  From net investment income (Class C)                                  (51,630)                 (121,694)
                                                                   ------------              ------------
      Total distributions declared to shareholders                 $ (1,047,260)             $ (2,133,954)
                                                                   ------------              ------------
Net decrease in net assets from fund share transactions            $   (511,825)             $ (5,113,524)
                                                                   ------------              ------------
      Total increase (decrease) in net assets                      $    319,684              $ (7,244,712)
Net assets:
  At beginning of period                                             52,026,044                59,270,756
                                                                   ------------              ------------

At end of period (including accumulated undistributed
net investment income of $23,374 and $17,553, respectively)        $ 52,345,728              $ 52,026,044
                                                                   ============              ============

See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED APRIL 30,
                                  SIX MONTHS ENDED       --------------------------------------------------------
                                  OCTOBER 31, 2000           2000        1999        1998        1997        1996
                                       (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------
                                     CLASS A
-----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period       $  7.35       $  7.62     $  7.57     $  7.50     $  7.53     $  7.45
                                            -------       -------     -------     -------     -------     -------
Income from investment operations# -
  Net investment income(S)                  $  0.16       $  0.30     $  0.29     $  0.30     $  0.29     $  0.30
  Net realized and unrealized
    gain (loss) on investments                 0.12         (0.27)       0.06        0.07       (0.03)       0.08
                                            -------       -------     -------     -------     -------     -------
      Total from investment operations      $  0.28       $  0.03     $  0.35     $  0.37     $  0.26     $  0.38
                                            -------       -------     -------     -------     -------     -------
Less distributions declared to
shareholders from net investment income     $ (0.16)      $ (0.30)    $ (0.30)    $ (0.30)    $ (0.29)    $ (0.30)
                                            -------       -------     -------     -------     -------     -------
Net asset value - end of period             $  7.47       $  7.35     $  7.62     $  7.57     $  7.50     $  7.53
                                            =======       =======     =======     =======     =======     =======
Total return(+)                                3.79%++       0.38%       4.65%       5.02%       3.51%       5.11%
Ratios (to average net assets)/
  Supplemental data(S):
    Expenses##                                 0.88%+        0.88%       0.88%       0.87%       0.95%       0.95%
    Net investment income                      4.21%+        3.99%       3.84%       3.97%       3.86%       4.00%
Portfolio turnover                               16%           60%         31%         51%         78%         43%
Net assets at end of period (000 Omitted)   $42,603       $42,277     $45,840     $37,595     $40,953     $50,387

(S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets.
    In addition, the investment adviser voluntarily waived a portion of its fee for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income and the ratios would have been:
    Net investment income                   $  0.15       $  0.30     $  0.28     $  0.30     $  0.29     $  0.30
    Ratios (to average net assets):
      Expenses##                               1.00%+        0.91%       0.99%       1.01%       1.02%       0.99%
      Net investment income                    4.09%+        3.96%       3.71%       3.85%       3.79%       3.96%

+   Annualized.
++  Not annualized.
#   Per share data are based on average shares outstanding.
##  Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED APRIL 30,
                                  SIX MONTHS ENDED       --------------------------------------------------------
                                  OCTOBER 31, 2000           2000        1999        1998        1997        1996
                                       (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------
                                     CLASS B
-----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period       $  7.34       $  7.61     $  7.56     $  7.49     $  7.52     $  7.44
                                            -------       -------     -------     -------     -------     -------
Income from investment operations# -
  Net investment income(S)                  $  0.13       $  0.24     $  0.23     $  0.24     $  0.23     $  0.25
  Net realized and unrealized
    gain (loss) on investments                 0.12         (0.27)       0.06        0.07       (0.03)       0.07
                                            -------       -------     -------     -------     -------     -------
      Total from investment operations      $  0.25       $ (0.03)    $  0.29     $  0.31     $  0.20     $  0.32
                                            -------       -------     -------     -------     -------     -------
Less distributions declared to
  shareholders from net
  investment income                         $ (0.13)      $ (0.24)    $ (0.24)    $ (0.24)    $ (0.23)    $ (0.24)
                                            -------       -------     -------     -------     -------     -------
Net asset value - end of period             $  7.46       $  7.34     $  7.61     $  7.56     $  7.49     $  7.52
                                            =======       =======     =======     =======     =======     =======
Total return                                   3.38%++      (0.43)%      3.85%       4.22%       2.71%       4.34%
Ratios (to average net assets)/
  Supplemental data(S):
    Expenses##                                 1.69%+        1.69%       1.66%       1.64%       1.73%       1.70%
    Net investment income                      3.40%+        3.18%       3.06%       3.20%       3.08%       3.25%
Portfolio turnover                               16%           60%         31%         51%         78%         43%
Net assets at end of period (000 Omitted)   $ 6,576       $ 6,781     $ 9,149     $ 7,618     $ 6,503     $ 7,749

(S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets.
    In addition, the investment adviser voluntarily waived a portion of its fee for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income and the ratios would have been:
    Net investment income                   $  0.12       $  0.24     $  0.22     $  0.24     $  0.23     $  0.25
    Ratios (to average net assets):
      Expenses##                               1.81%+        1.72%       1.77%       1.78%       1.80%       1.74%
      Net investment income                    3.28%+        3.15%       2.93%       3.08%       3.01%       3.21%
+   Annualized.
++  Not annualized.
#   Per share data are based on average shares outstanding.
##  Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED APRIL 30,
                                  SIX MONTHS ENDED       --------------------------------------------------------
                                  OCTOBER 31, 2000           2000        1999        1998        1997        1996
                                       (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------
                                     CLASS C
-----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period       $  7.35       $  7.63     $  7.57     $  7.50     $  7.53     $  7.45
                                            -------       -------     -------     -------     -------     -------
Income from investment operations# -
  Net investment income(S)                  $  0.13       $  0.23     $  0.23     $  0.23     $  0.23     $  0.23
  Net realized and unrealized
    gain (loss) on investments                 0.11         (0.28)       0.06        0.08       (0.03)       0.08
                                            -------       -------     -------     -------     -------     -------
      Total from investment operations      $  0.24       $ (0.05)    $  0.29     $  0.31     $  0.20     $  0.31
                                            -------       -------     -------     -------     -------     -------
Less distributions declared to
  shareholders from net
  investment income                         $ (0.12)      $ (0.23)    $ (0.23)    $ (0.24)    $ (0.23)    $ (0.23)
                                            -------       -------     -------     -------     -------     -------
Net asset value - end of period             $  7.47       $  7.35     $  7.63     $  7.57     $  7.50     $  7.53
                                            -------       -------     -------     -------     -------     -------
Total return                                   3.35%++      (0.48)%      3.77%       4.13%       2.64%       4.23%
Ratios (to average net assets)/
  Supplemental data(S):
    Expenses##                                 1.73%+        1.73%       1.73%       1.72%       1.80%       1.80%
    Net investment income                      3.36%+        3.14%       2.98%       3.11%       3.03%       3.16%
Portfolio turnover                               16%           60%         31%         51%         78%         43%
Net assets at end of period (000 Omitted)   $ 3,167       $ 2,968     $ 4,282     $ 3,250     $ 3,297     $ 3,013

(S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. In addition, the investment adviser voluntarily waived a portion of its fee for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income and the ratios would have been:
    Net investment income                   $  0.12       $  0.23     $  0.22     $  0.23     $  0.22     $  0.23
    Ratios (to average net assets):
      Expenses##                               1.85%+        1.76%       1.84%       1.86%       1.87%       1.84%
      Net investment income                    3.24%+        3.11%       2.85%       2.99%       2.96%       3.12%

+  Annualized.
++ Not annualized.
#  Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Municipal Limited Maturity Fund (the fund) is a diversified series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net tax-exempt and net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions paid by the fund from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the fund intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable the fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax-preference item to shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At April 30, 2000, the fund, for federal income tax purposes, had a capital loss carryforward of ($951,212) which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on April 30, 2003, ($492,795), April 30, 2004, ($32,070), April 30, 2005,
($42,827), and April 30, 2008, ($383,520).

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares that differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations.

The fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees. The fund in turn will pay MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At October 31, 2000, aggregate unreimbursed expenses amounted to $169,759.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $1,391 for the six months ended October 31, 2000.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund incurs an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $2,375 for the six months ended October 31, 2000, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. A portion of the Class A service fee is currently being paid by the fund; payment of the remaining portion of the Class A service fee will become payable on such date as the Trustees of the Trust may determine. Payment of the 0.10% per annum Class A distribution fee will be implemented on such date as the Trustees of the Trust may determine. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $3,085 for the six months ended October 31, 2000. Fees incurred under the distribution plan during the six months ended October 31, 2000, were 0.15% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. Except in the case of the 0.25% per annum Class B service fee paid by the fund upon the sale of Class B shares in the first year, the Class B service fee is currently set at 0.15% per annum and may be increased to a maximum of 0.25% per annum on such date as the Trustees of the Trust may determine. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $6 and $26 for Class B and Class C shares, respectively, for the six months ended October 31, 2000. Fees incurred under the distribution plan during the six months ended October 31, 2000, were 0.96% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended October 31, 2000, were $0, $4,088, and $270 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments and short-term obligations, aggregated $8,531,013 and $8,143,205, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $52,441,094
                                                                  -----------
Gross unrealized appreciation                                     $   584,750
Gross unrealized depreciation                                        (214,501)
                                                                  -----------
    Net unrealized appreciation                                   $   370,249
                                                                  ===========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                   SIX MONTHS ENDED OCTOBER 31, 2000                 YEAR ENDED APRIL 30, 2000
                                   ---------------------------------         ---------------------------------
                                         SHARES               AMOUNT               SHARES               AMOUNT
--------------------------------------------------------------------------------------------------------------
Shares sold                             843,059         $  6,247,175            3,055,083         $ 22,711,978
Shares issued to shareholders in
  reinvestment of distributions          85,569              635,165              151,026            1,121,357
Shares reacquired                      (978,503)          (7,226,430)          (3,465,242)         (25,727,065)
                                   ------------         ------------         ------------         ------------
    Net decrease                        (49,875)        $   (344,090)            (259,133)        $ (1,893,730)
                                   ============         ============         ============         ============

Class B shares
                                   SIX MONTHS ENDED OCTOBER 31, 2000                 YEAR ENDED APRIL 30, 2000
                                   ---------------------------------         ---------------------------------
                                         SHARES               AMOUNT               SHARES               AMOUNT
--------------------------------------------------------------------------------------------------------------
Shares sold                              93,828         $    696,322              363,110         $  2,697,098
Shares issued to shareholders in
  reinvestment of distributions           7,632               56,502               18,457              136,923
Shares reacquired                      (143,933)          (1,068,874)            (658,984)          (4,886,961)
                                   ------------         ------------         ------------         ------------
    Net decrease                        (42,473)        $   (316,050)            (277,417)        $ (2,052,940)
                                   ============         ============         ============         ============

Class C shares
                                   SIX MONTHS ENDED OCTOBER 31, 2000                 YEAR ENDED APRIL 30, 2000
                                   ---------------------------------         ---------------------------------
                                         SHARES               AMOUNT               SHARES               AMOUNT
--------------------------------------------------------------------------------------------------------------
Shares sold                              53,688         $    398,638              252,597         $  1,878,868
Shares issued to shareholders in
  reinvestment of distributions           5,910               43,882               13,398               99,472
Shares reacquired                       (39,606)            (294,205)            (423,754)          (3,145,194)
                                   ------------         ------------         ------------         ------------
    Net increase (decrease)              19,992         $    148,315             (157,759)        $ (1,166,854)
                                   ============         ============         ============         ============

(6) Line of Credit

The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended October 31, 2000, was $234. The fund had no borrowings during the period.

MFS(R) MUNICIPAL LIMITED MATURITY FUND

TRUSTEES                                          SECRETARY
J. Atwood Ives + - Chairman and Chief             Stephen E. Cavan*
Executive Officer, Eastern Enterprises
(diversified services company)                    ASSISTANT SECRETARY
                                                  James R. Bordewick, Jr.*
Lawrence T. Perera + - Partner, Hemenway
& Barnes (attorneys)                              CUSTODIAN
                                                  State Street Bank and Trust Company
William J. Poorvu + - Adjunct Professor,
Harvard University Graduate School of             INVESTOR INFORMATION
Business Administration                           For information on MFS mutual funds, call
                                                  your investment professional or, for an
Charles W. Schmidt + - Private Investor           information kit, call toll free: 1-800-637-2929
                                                  any business day from 9 a.m. to 5 p.m.
Arnold D. Scott* - Senior Executive               Eastern time (or leave a message anytime).
Vice President, Director, and Secretary,
MFS Investment Management                         INVESTOR SERVICE
                                                  MFS Service Center, Inc.
Jeffrey L. Shames* - Chairman and Chief           P.O. Box 2281
Executive Officer, MFS Investment                 Boston, MA 02107-9906
Management
                                                  For general information, call toll free:
Elaine R. Smith + - Independent Consultant        1-800-225-2606 any business day from
                                                  8 a.m. to 8 p.m. Eastern time.
David B. Stone + - Chairman, North American
Management Corp. (investment adviser)             For service to speech- or hearing-impaired,
                                                  call toll free: 1-800-637-6576 any business day
INVESTMENT ADVISER                                from 9 a.m. to 5 p.m. Eastern time. (To use
Massachusetts Financial Services Company          this service, your phone must be equipped with
500 Boylston Street                               a Telecommunications Device for the Deaf.)
Boston, MA 02116-3741                             For share prices, account balances, exchanges,
                                                  or stock and bond outlooks, call toll free:
DISTRIBUTOR                                       1-800-MFS-TALK (1-800-637-8255) anytime
MFS Fund Distributors, Inc.                       from a touch-tone telephone.
500 Boylston Street
Boston, MA 02116-3741                             WORLD WIDE WEB
                                                  www.mfs.com
CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*

PORTFOLIO MANAGERS
Michael L. Dawson*
Geoffrey L. Schechter*

TREASURER
James O. Yost*

ASSISTANT TREASURERS
Mark E. Bradley*
Robert R. Flaherty*
Laura F. Healy*
Ellen Moynihan*

+ Independent Trustee
*MFS Investment Management

MFS(R) MUNICIPAL                                                    ------------
LIMITED MATURITY FUND                                                 PRSRT STD
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741



(c)2000 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                      MML-3 12/00 9M 37/237/337